John Hancock Variable Insurance Trust
Supplement dated January 23, 2015
to the Prospectus dated April 30, 2014

Real Return Bond Trust (the “fund”)

Jeremie Banet has been added as a portfolio manager to the fund. Mihir Worah will also continue to manage the fund.

Mr. Banet is an executive vice president in the Newport Beach office and a portfolio manager on the real return team. Prior to joining Pacific Investment Management Company LLC (“PIMCO”) in 2011, he traded inflation-linked investments at Nomura Fixed Income. Prior to that, he was with BNP Paribas, most recently as head of U.S. inflation trading. He has 14 years of investment and financial services experience and holds a master's degree in applied economics and an undergraduate degree from Paris IX Dauphine University.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.